Employees' Retirement Benefits (Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss), NTT CDBP) (Detail) - NTT Corporate Defined Benefit Pension Plan - JPY (¥)
¥ in Millions
	Mar. 31, 2016	Mar. 31, 2015
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (41,022)	¥ (20,334)
Prior service cost, net	3,924	4,448
Total	¥ (37,098)	¥ (15,886)